                         LIMITED POWER OF ATTORNEY FOR
       REPORTING OBLIGATIONS UNDER SECTION 16 OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

        The undersigned hereby make, constitute and appoint each of Tim McGaw,
Eileen Davis-Wheatman and Kevin Douglas, acting either individually or together, as each of the undersigned's true and lawful attorneys-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of each of the undersigned to:

        (1) prepare, execute, acknowledge, deliver and file Forms 3, 4 and 5
(including any amendments thereto) with respect to the securities of
Transgenomic, Inc., a corporation formed under the laws of the state of Delaware
(the "Company"), with the U.S. Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under
Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the
rules and regulations promulgated thereunder;

        (2) seek or obtain, as each of the undersigned's representative and on each of the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, in connection with the foregoing, and the undersigned hereby authorizes any such person to release any such information to any of the attorneys-in-fact and approve and ratify any such release of information; and

        (3) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

        The undersigned acknowledge that:

        (1) this Limited Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;

        (2) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-
in-fact, in his or her discretion, deems necessary or desirable;

        (3) none of such attorneys-in-fact assumes (i) any liability for any responsibility of the undersigned to comply with the requirements of the
Exchange Act, or (ii) any liability of the undersigned for any failure to comply with such requirements; and

        (4) this Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the obligations of the undersigned under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        The undersigned hereby give and grant each of the foregoing attorneys-
in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, appropriate or desirable to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

        This Limited Power of Attorney shall remain in full force and effect until the undersigned are no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

        The undersigned have caused this Limited Power of Attorney to be executed as of this 27th day of May, 2014.

                                                 KEVIN DOUGLAS
                                                 /s/ Kevin Douglas
                                                 ----------------------------

                                                 MICHELLE DOUGLAS
                                                 /s/ Michelle Douglas
                                                 ----------------------------

                                                 JAMES E. DOUGLAS, III
                                                 /s/ James E. Douglas III
                                                 ----------------------------

                                                 K&M DOUGLAS TRUST

                                                 /s/ Kevin Douglas
                                                 ----------------------------
                                                 By:     Kevin Douglas
                                                 Title:  Trustee

                                                 /s/ Michelle Douglas
                                                 ----------------------------
                                                 By:     Michelle Douglas
                                                 Title:  Trustee

                                                 DOUGLAS FAMILY TRUST

                                                 /s/ James E. Douglas, Jr.
                                                 ----------------------------
                                                 By:     James E. Douglas, Jr.
                                                 Title:  Trustee

                                                 /s/ Jean A. Douglas
                                                 ----------------------------
                                                 By:     Jean A. Douglas
                                                 Title:  Trustee

                                                 JAMES DOUGLAS AND JEAN DOUGLAS
                                                 IRREVOCABLE DESCENDANTS' TRUST

                                                 /s/ Kevin Douglas
                                                 -----------------------------
                                                 By:     Kevin Douglas
                                                 Title:  Trustee

                                                 /s/ Michelle Douglas
                                                 -----------------------------
                                                 By:     Michelle Douglas
                                                 Title:  Trustee